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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): September 2, 2004


                           PARK PLACE SECURITIES, INC.

            (as depositor under the Pooling and Servicing Agreement,
          dated as of September 1, 2004, providing for the issuance of
            Asset-Backed Pass-Through Certificates, Series 2004-WHQ1)


                           Park Place Securities, Inc.
             (Exact name of registrant as specified in its charter)

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Delaware                           333-115827-02          34-1993512
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(State or Other Jurisdiction      (Commission             (I.R.S. Employer
of Incorporation)                 File Number)            Identification Number)

1100 Town & Country Road, Suite 1100
Orange, California                                  92868
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(Address of Principal Executive Offices)            (Zip Code)


Registrant's telephone number, including area code: (714) 541-9960

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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


SECTION 8 - OTHER EVENTS

ITEM 8.01 OTHER EVENTS.

Description of the Certificates and the Mortgage Pool

      On September 7, 2004 (the "Closing Date"), a single series of certificates, entitled Park Place Securities, Inc., Asset-Backed Pass-Through Certificates, Series 2004-WHQ1 (the "Certificates"), was issued pursuant to a pooling and servicing agreement, dated as of September 1, 2004 (the "Agreement"), among Park Place Securities, Inc. as depositor (the "Registrant"), HomEq Servicing Corporation as master servicer (the "Master Servicer") and Wells Fargo Bank, N.A. as trustee (the "Trustee").

      The Certificates designated as the Series 2004-WHQ1 Certificates represent in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of conventional, one- to four-family, first and second lien adjustable-rate and fixed-rate mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). As of the Closing Date, the Trust Fund primarily consisted of the Mortgage Pool, which consisted of Mortgage Loans having an aggregate principal balance of $ 1,999,999,991.46.

      The tables attached as an exhibit hereto describe certain characteristics of the Mortgage Pool as of the Closing Date.


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Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

      1.    Not applicable

      2.    Not applicable

      3.    Exhibits



                      Item 601(A) of
                      Regulation S K
 Exhibit No.            Exhibit No                      Description
 -----------            ----------                      -----------
       1                    99          Characteristics  of the Mortgage Pool as
                                        of September  1, 2004,  relating to Park
                                        Place  Securities,   Inc.,  Asset-Backed
                                        Pass-Through    Certificates,     Series
                                        2004-WHQ1.



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  September 2, 2004


                                             PARK PLACE SECURITIES, INC.


                                             By: /s/ John P. Grazer
                                                 ---------------------------
                                                 Name:  John P. Grazer
                                                 Title: CFO


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                                Index to Exhibits


             Item 601(a) of
             Regulation S K                                         Sequentially
Exhibit No.   Exhibit No.                Description               Numbered Page
-----------   -----------                -----------               -------------
     1             99        Characteristics of the Mortgage Pool        P
                             as of September 1, 2004, relating to
                             Park Place Securities, Inc., Asset-
                             Backed Pass-Through Certificates,
                             Series 2004-WHQ1